Exhibit 32.3


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         I, Joseph A. Orlando, as Chief Financial Officer of Leucadia National Corporation (the "Company") certify, pursuant to 18 U.S.C. ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) the accompanying Form 10-K report for the fiscal year ended December 31, 2007 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  February 29, 2008

                                          By: /s/ Joseph A. Orlando
                                              ------------------------
                                              Joseph A. Orlando
                                              Chief Financial Officer